Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Viva International, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

(1)       The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2006	By:	/s/ Rodolfo J. Dominguez

Rodolfo J. Dominguez, Chief Executive Officer

(Principal Executive Officer)

Dated: August 21, 2006	By:	/s/ Robert J. Scott

Robert J. Scott, Chief Financial Officer

(Principal Financial Officer)